SEGMENT INFORMATION
                     TECHNE CORPORATION AND SUBISIDARIES
                  (in thousands of $'s, except per share data)

                                                       Increase (Decrease)
                           Fiscal 2011                  From Fiscal 2010
              ------------------------------------- -------------------------
               First  Second  Third         Percent First Second Third
                Qtr.   Qtr.    Qtr.   YTD   Of Sales Qtr.  Qtr.   Qtr.   YTD
              ------  ------  ------ ------- ------ -----  ----- -----  -----
Sales         67,945  67,708  76,271 211,924  100%  1,411  2,187 5,993  9,591
Cost of sales 15,241  15,218  15,833  46,292   22%  2,340  1,889 1,434  5,663
              ------  ------  ------ ------- ------ -----  ----- -----  -----
Gross margin  52,704  52,490  60,438 165,632  78%    (929)   298 4,559  3,928

Gross margin
 percentage    77.6%   77.5%   79.2%   78.2%

SG&A expense   7,552   8,365   9,233  25,150  12%    (486)  (642)1,567    439
R&D expense    6,619   6,603   6,297  19,519   8%     465    212   (28)   649
Amortization
 expense         170     171     170     511   --     (70)   (69)  (70)  (209)
Interest
 income         (847) (1,020) (1,067) (2,934) (1%)    321    136   (27)   430
Other non-oper-
 ating ex., net  257     698     421   1,376   1%    (405)  (313) (828)(1,546)
              ------  ------  ------ ------- ------ -----  ----- -----  -----
              13,751  14,817  15,054  43,622  20%    (175)  (676)  614   (237)
              ------  ------  ------ ------- ------ -----  ----- -----  -----
Earnings before
 income taxes 38,953  37,673  45,384 122,010  58%    (754)   974 3,945  4,165
Income taxes  12,580  11,139  14,320  38,039  18%    (355)  (839)5,269  4,075
              ------  ------  ------ ------- ------ -----  ----- -----  -----
              26,373  26,534  31,064  83,971  40%    (399) 1,813(1,324)    90
              ======  ======  ====== ======= ====== =====  ===== =====  =====
Diluted earnings
 per share      0.71    0.71    0.84    2.26
Weighted average
 diluted shares
 outstanding  37,107  37,156  37,194  37,153




                                BIOTECHNOLOGY  (1)
                               (in thousands of $'s)

                                                       Increase (Decrease)
                           Fiscal 2011                  From Fiscal 2010
              ------------------------------------- -------------------------
               First  Second  Third         Percent First Second Third
                Qtr.   Qtr.    Qtr.   YTD   Of Sales Qtr.  Qtr.   Qtr.   YTD
              ------  ------  ------ ------- ------ -----  ----- -----  -----
Sales         54,141  52,652  59,190 165,983  100%  2,445  1,949 4,954  9,348
Intersegment
 sales        (7,491) (8,217) (9,251)(24,959)         177     65(1,194)  (952)
              ------  ------  ------ -------        -----  ----- -----  -----
              46,650  44,435  49,939 141,024        2,622  2,014 3,760  8,396

Cost of sales 11,689  11,665  11,860  35,214   21%  1,804  1,539   701  4,044
Intersegment
 sales        (7,578) (8,251) (9,048)(24,877)          20   (498) (712)(1,190)
              ------  ------  ------ ------- ------ -----  ----- -----  -----
               4,111   3,414   2,812  10,337        1,824  1,041   (11) 2,854

Gross margin  42,539  41,021  47,127 130,687   79%    798    973 3,771  5,542

Gross margin
 percentage    78.4%   77.8%   80.0%   78.8%

SG&A expense   4,583   4,780   5,691  15,054    9%   (151)  (276)1,066    639
R&D expense    6,421   6,379   6,104  18,904   12%    465    189   (23)   631
Amortization
 expense         170     171     170     511    --    (70)   (69)  (70)  (209)
Interest income (581)   (715)   (763) (2,059)  (1%)   190     57   (57)   190
Exchange loss/
 gain             (8)    (10)     (7)    (25)   --    (10)   (11)   (7)   (28)
              ------  ------  ------ ------- ------ -----  ----- -----  -----
              10,585  10,605  11,195  32,385   20%    424   (110)  909  1,223
              ------  ------  ------ ------- ------ -----  ----- -----  -----
Pretax result 31,954  30,416  35,932  98,302   59%    374  1,083 2,862  4,319
              ======  ======  ====== ======= ====== =====  ===== =====  =====

(1)  Includes R&D Systems' Biotechnology Division, BiosPacific, Inc.
and R&D China



                              R&D SYSTEMS EUROPE
                         (in thousands of Br. pounds)

                                                       Increase (Decrease)
                           Fiscal 2011                  From Fiscal 2010
              ------------------------------------- -------------------------
               First  Second  Third         Percent First Second Third
                Qtr.   Qtr.    Qtr.   YTD   Of Sales Qtr.  Qtr.   Qtr.   YTD
              ------  ------  ------ ------- ------ -----  ----- -----  -----
Sales         10,571  11,767  13,218  35,556  100%   (310)   305   922    917
Cost of sales  5,561   5,742   6,477  17,780   50%    500    454   653  1,607
              ------  ------  ------ ------- ------ -----  ----- -----  -----
Gross margin   5,010   6,025   6,741  17,776   50%   (810)  (149)  269   (690)

Gross margin
 percentage    47.4%   51.2%   51.0%   50.0%

SG&A expense   1,188   1,274   1,356   3,818   11%     (3)   (44)   96     49
Interest income  (52)    (65)    (68)   (185)  (1%)    35     14     0     49
Exchange loss/
 (gain)         (323)     58    (150)   (415)  (1%)  (234)    (3) (387)  (624)
              ------  ------  ------ ------- ------ -----  ----- -----  -----
                 813   1,267   1,138   3,218    9%   (202)   (33) (291)  (526)
              ------  ------  ------ ------- ------ -----  ----- -----  -----
Pretax result  4,197   4,758   5,603  14,558   41%   (608)  (116)  560   (164)
              ======  ======  ====== ======= ====== =====  ===== =====  =====


                          R&D SYSTEMS EUROPE
                         (in thousands of $'s)

                                                       Increase (Decrease)
                           Fiscal 2011                  From Fiscal 2010
              ------------------------------------- -------------------------
               First  Second  Third         Percent First Second Third
                Qtr.   Qtr.    Qtr.   YTD   Of Sales Qtr.  Qtr.   Qtr.   YTD
              ------  ------  ------ ------- ------ -----  ----- -----  -----
Sales         16,391  18,645  21,181  56,217  100% (1,447)  (130)2,020    443
Cost of sales  8,621   9,097  10,379  28,097   50%    326    433 1,308  2,067
              ------  ------  ------ ------- ------ -----  ----- -----  -----
Gross margin   7,770   9,548  10,802  28,120   50% (1,773)  (563)  712 (1,624)

Gross margin
 percentage    47.4%   51.2%   51.0%   50.0%

SG&A expense   1,842   2,017   2,173   6,032   11%   (110)  (142)  206    (46)
Interest income  (81)   (103)   (108)   (292)  (1%)    62     25     0     87
Exchange loss/
 (gain)         (497)     97    (242)   (642)  (1%)  (352)    (2) (614)  (968)
              ------  ------  ------ ------- ------ -----  ----- -----  -----
               1,264   2,011   1,823   5,098    9%   (400)  (119) (408)  (927)
              ------  ------  ------ ------- ------ -----  ----- -----  -----
Pretax result  6,506   7,537   8,979  23,022   41% (1,373)  (444)1,120   (697)
              ======  ======  ====== ======= ====== =====  ===== =====  =====


                          HEMATOLOGY
                     (in thousands of $'s)

                                                       Increase (Decrease)
                           Fiscal 2011                  From Fiscal 2010
              ------------------------------------- -------------------------
               First  Second  Third         Percent First Second Third
                Qtr.   Qtr.    Qtr.   YTD   Of Sales Qtr.  Qtr.   Qtr.   YTD
              ------  ------  ------ ------- ------ -----  ----- -----  -----
Sales          4,904   4,628   5,151  14,683  100%    236    303   213    752
Cost of sales  2,509   2,707   2,642   7,858   54%    190    415   137    742
              ------  ------  ------ ------- ------ -----  ----- -----  -----
Gross margin   2,395   1,921   2,509   6,825   46%     46   (112)   76     10

Gross margin
 percentage    48.8%   41.5%   48.7%   46.5%

SG&A expense     328     336     438   1,102    7%    (42)   (30)   92     20
R&D expense      198     224     193     615    4%     --     23    (5)    18
Interest income  (53)    (66)    (69)   (188)  (1%)    19      6    (4)    21
              ------  ------  ------ ------- ------ -----  ----- -----  -----
                 473     494     562   1,529   10%    (23)    (1)   83     59
              ------  ------  ------ ------- ------ -----  ----- -----  -----
Pretax result  1,922   1,427   1,947   5,296   36%     69   (111)   (7)   (49)
              ======  ======  ====== ======= ====== =====  ===== =====  =====



                         CORPORATE AND OTHER (2)
                          (in thousands of $'s)

                                                   Increase (Decrease)
                              Fiscal 2011           From Fiscal 2010
                 ------------------------------ ------------------------
                  First  Second  Third          First Second Third
                   Qtr.   Qtr.    Qtr.   YTD     Qtr.  Qtr.   Qtr.   YTD
                 ------  ------  ------ ------- -----  ----- -----  -----
Interest income     132     136     127     395   (50)   (48)  (34)  (132)
Rental income       123     138     114     375    42     23    31     96
                 ------  ------  ------ ------- -----  ----- -----  -----
                    255     274     241     770    (8)   (25)   (3)   (36)

SG&A expense        799   1,232     931   2,962  (183)  (194)  203   (174)
Other-Building
 expenses           556     531     586   1,673     8      1    (7)     2
Other-Equity
 Investment losses  329     218     198     745    (9)  (278) (169)  (456)
                 ------  ------  ------ ------- -----  ----- -----  -----
                  1,684   1,981   1,715   5,380  (184)  (471)   27   (628)
                 ------  ------  ------ ------- -----  ----- -----  -----
Pretax result    (1,429) (1,707) (1,474) (4,610)  176    446   (30)   592
                 ======  ======  ======  ====== =====  ===== =====  =====



(2) Unallocated corporate expenses and Techne's share of losses by Hemerus Medical, LLC and Nephromics, LLC.